Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-138592

Supplement Dated January 8, 2008

NUVEEN PREFERRED SECURITIES FUND

A series in Nuveen Investment Trust V

Prospectus dated July 3, 2007, as supplemented August 31, 2007, October 9, 2007 and

November 13, 2007

Effective January 8, 2008, Douglas M. Baker, CFA, and Daniel J. Close, CFA, joined John V. Miller, CFA, as co-portfolio managers of the Nuveen Preferred Securities Fund. Messrs. Baker and Close have each previously served as assistant portfolio managers of the fund.

There have been no changes in the fund’s investment objectives, policies or day-to-day portfolio management practices.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-PREF-0108D